EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Westsphere Asset Corporation, Inc. (the "Company") on Form 10-QSB for the period ended September, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas MacDonald, President and CEO, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2003	By: /s/ Douglas MacDonald Name: Douglas MacDonald Title: President and CEO

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Westsphere Asset Corporation, Inc. (the "Company") on Form 10-QSB for the period ended September, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kim Law, Vice President of Finance and CFO, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2003	By: /s/ Kim Law Name: Kim Law Title: Vice President of Finance and CFO